2015 Annual Stress Test Disclosure Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario June 2015 Exhibit 99.2

Forward-Looking Statements

The
information
contained
in
this
presentation
includes
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
are
based
on
management’s
current
expectations
and
involve
risks
and
uncertainties
that
may
cause
the
Corporation's
actual
results
to
differ
materially
from
any
future
results
expressed
or
implied
by
such
forward-looking
statements.
Other
than
to
the
extent
required
by
applicable
law,
the
Corporation
undertakes
no
obligation
to
publicly
update
or
revise
any
forward-looking
statement.
Please
refer
to
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014
and
other
SEC
reports
for
a
discussion
of
those
factors
that
could
impact
our
future
results.

Index 2 2015 Supervisory Severely Adverse Scenario Results 3 Page Risk Methodologies 8 Macro-Economic Scenario 13

Overview

Popular,
Inc.
(“Popular”
or
the
“Corporation”)
is
the
leading
financial
services
provider
in
Puerto
Rico
(“PR”)
and
ranks
among
the
50
largest
bank
holding
companies
by
assets
in
the
United
States
(“U.S.”),
with
consolidated
assets
of
$35.6
billion
as
of
March
31,
2015.
Popular
operates
234
branches
across
its
principal
markets,
Puerto
Rico,
the
U.S.
mainland
and
the
Virgin
Islands.
In
Puerto
Rico,
Popular
provides
retail,
commercial,
and
mortgage
banking
services
through
its
principal
banking
subsidiary
Banco
Popular
de
Puerto
Rico
(“BPPR”),
as
well
as
auto
and
equipment
leasing
and
financing,
investment
banking,
broker-dealer,
and
insurance
services
through
specialized
subsidiaries.
BPPR
represented
approximately
80%
of
the
Corporation’s
total
assets
as
of
March
31,
2015.
In
the
U.S.
mainland,
the
Corporation
operates
Banco
Popular
North
America
(“BPNA”)
under
the
trade
name
of
Popular
Community
Bank
(“PCB”).
Currently,
PCB
operates
in
New
York,
New
Jersey,
and
South
Florida,
providing
a
broad
range
of
financial
services
and
products.
According
to
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act
(the
“Dodd-Frank
Act”),
as
a
bank
holding
company
and
a
state
member
bank
with
average
total
assets
of
between
$10
billion
and
$50
billion,
Popular
and
BPPR
are
required
to
submit
an
annual
company-run
stress
test
(“DFAST”)
based
on
certain
hypothetical
economic
scenarios
(in
addition
to
Puerto
Rico
specific
economic
scenarios
developed
internally).
The
DFAST
is
meant
as
a
process
to
assess
the
potential
impact
of
hypothetical
macro-economic
and
financial
market
scenarios
on
the
consolidated
earnings,
losses,
and
capital
of
the
organization
over
a
defined
planning
horizon.
The
DFAST
requires
nine-quarter
forecasted
results
under
a
base,
adverse,
and
severely
adverse
economic
scenarios,
starting
in
the
fourth
quarter
of
2014
and
extending
through
the
fourth
quarter
of
2016.
These
hypothetical
scenarios
are
prescribed
by
the
Board
of
Governors
of
the
Federal
Reserve
System
(“Federal
Reserve”).
Under
the
Federal
Reserve’s
regulations
implementing
the
stress
testing
requirements
of
the
Dodd-Frank
Act,
bank
holding
companies
such
as
the
Corporation
must
assume
a
standard
set
of
capital
actions
over
the
forecast
horizon.
Accordingly,
the
Corporation
includes
as
the
only
capital
action
during
the
nine-quarter
planning
horizon,
the
continuation
of
the
current
practice
of
paying
regular
dividends
on
outstanding
preferred
stock
amounting
to
$3.7
million
annually.
These
dividends
are
currently
funded
through
new
stock
issuance
under
the
Corporation’s
savings
and
investment
plans.
These
assumed
capital
actions
may
not
represent
the
actual
capital
actions
that
may
be
taken
under
severely
adverse
conditions
or
specific
capital
actions
the
Corporation
may
have
requested
as
part
of
its
capital
plan.
The
2015
DFAST
results
also
do
not
include
approximately
$1.7
billion
in
loans
acquired
and
$2.2
billion
in
deposits
assumed
from
the
FDIC
as
receiver
of
Doral
Bank
on
February
27,
2015.
Federal
Reserve
regulation
requires
the
disclosure
of
summary
stress
test
results
under
the
Federal
Reserve’s
Supervisory
Severely
Adverse
Scenario.
The
disclosure
in
this
presentation,
including
projections
of
our
financial
results
and
condition,
are
not
intended
to
be
our
forecast
of
expected
future
economic
or
financial
conditions
or
our
forecast
of
the
Corporation’s
or
BPPR’s
expected
future
financial
results
or
condition,
but
rather
reflect
possible
results
under
the
prescribed
hypothetical,
severely
adverse
scenario.
Our
future
financial
results
and
condition
will
be
influenced
by
actual
economic
and
financial
conditions
and
various
other
factors
as
described
in
our
reports
filed
with
the
Securities
and
Exchange
Commission
and
available
at
www.sec.gov.

Capital and RWA Projections (Severely Adverse Scenario)

Projected stressed capital ratios
Projected risk-weighted assets ¹
1
Projected risk weighted assets were calculated using Basel I risk weightings for 2014 and the Basel III  standardized approach from 2015 through 2016.
2
Popular
risk
weighted
assets
at
Q3
2014
include
discontinued
assets
pertaining
to
BPNA’s
California
Region.
These
assets
were
sold
during
Q4
2014
and
excluded
from
the
analysis
for
the
subsequent
quarters.
1
Common equity tier 1 ("CET 1") capital ratio for Q3 2014 reflects the tier 1 common capital ratio calculated by Popular considering Basel I criteria. Popular was not subject to the Basel III CET 1 ratio for Q3 2014 and Q4 2014.
2
Ratios for Q1 2015 through Q4 2016 are based on Basel III regulatory framework.
3
Lowest level during the nine-quarter planning period.
Q4 2016
Lowest
Level
3
Common Equity Tier 1 Capital ¹
14.7%
11.4%
11.4%
6.5%
Tier 1 Risk-Based Capital
16.9%
11.4%
11.4%
8.0%
Total Risk-Based Capital
18.1%
14.5%
14.5%
10.0%
Tier 1 Leverage
11.1%
8.9%
8.9%
5.0%
15.1%
11.9%
11.9%
6.5%
Tier 1 Risk-Based Capital
15.1%
11.9%
11.9%
8.0%
Total Risk-Based Capital
16.4%
13.1%
13.1%
10.0%
Tier 1 Leverage
10.3%
9.2%
9.2%
5.0%
Severely Adverse Capital Ratios
2
Regulatory Well
Capitalized
Minimums
Actual
Q3 2014
Popular, Inc.
2
22,414
22,918
BPPR
17,616
19,072
Actual Q3 2014
(Basel I)
Projected Q4 2016
(Basel III)
(in millions)
Common Equity Tier 1 Capital ¹

Profit & Loss Projections (Severely Adverse Scenario)

Nine-quarter cumulative provision for loan and lease losses, PPNR, and net income (Q4 2014-Q4 2016)
Nine-quarter cumulative projected loan losses (Q4 2014-Q4 2016)
Total Losses
$2,209
10.4%
$2,005
11.3%
(in millions)
Popular, Inc.
9-Qtr
Cumulative
Loss
Cumulative
Portfolio
Loss Rate
BPPR
9-Qtr
Cumulative
Loss
Cumulative
Portfolio
Loss Rate
1
Average assets is the nine-quarter average of total assets (from Q4 2014 through Q4 2016).
2
Pre-provision net revenue includes losses from operational-risk events, mortgage repurchase expenses, and other real estate owned (“OREO”) costs.
Note: Projections included above are not intended to be our forecast of expected future economic or financial conditions or our forecast of the Corporation’s or BPPR’s expected future financial
results
or
condition,
but
rather
reflect
possible
results
under
the
hypothetical,
severely
adverse
scenario
prescribed
by
the
Federal
Reserve.
Percent of average assets
Pre-Provision
Net
Revenue
(PPNR)
2
$1,026
3.3%
Loan Loss Provision
1,988
Realized Gains (Losses) on Securities
(31)
Income Tax Benefit
(289)
Net Income / (Loss)
($704)
-2.2%
Pre-Provision
Net
Revenue
(PPNR)
2
$1,106
4.3%
Loan Loss Provision
1,753
Realized Gains (Losses) on Securities
(27)
Income Tax Benefit
(298)
Net Income / (Loss)
($376)
-1.5%
(in millions)
9-Qtr Cumulative Impact
1

14.74%
14.74%
15.98%
11.73%
11.39%
11.40%
1.24%
4.54%
-8.79%
-0.33%
0%
5%
10%
15%
20%
25%
Q3 2014
Basel 1 Tier 1
Common
BASEL III
Impact
PPNR
Provision
Other
Q4 2016
Basel III CET 1
2015 DFAST Pro Forma Capital Ratio Key Drivers
1
Dotted lines represent minimum well capitalized ratio requirement.
2
Basel III Impact represents the effect of the initial adoption of Basel III in Q1 2015.
3
Reduction is mainly due to the effect of Basel III threshold deductions and higher risk weighted assets after Q1 2015.
6
Popular, Inc. CET1 ratio under Supervisory Severely
Adverse Scenario
Popular, Inc. Tier 1 leverage ratio under Supervisory
Severely Adverse Scenario
11.14%
11.14%
11.43%
8.28%
8.28%
8.87%
0.29%
3.36%
-6.50%
0.58%
0%
5%
10%
15%
20%
25%
Q3 2014
BASEL III
Impact
PPNR
Provision
Other
Q4 2016
6.5% 1
5.0% 1
BPPR CET1 ratio under Supervisory Severely Adverse
Scenario
15.10%
15.10%
16.56%
13.12%
11.86%
11.85%
1.46%
5.89%
-9.34%
-1.26%
0%
5%
10%
15%
20%
25%
Q3 2014
Basel 1 Tier 1
Common
BASEL III
Impact
PPNR
Provision
Other
Q4 2016
Basel III CET 1
6.5% 1
BPPR Tier 1 leverage ratio under Supervisory Severely
Adverse Scenario
10.33%
10.33%
11.97%
9.40%
9.21%
9.21%
1.64%
4.40%
-6.97%
-0.19%
0%
5%
10%
15%
20%
25%
Q3 2014
BASEL III
Impact
PPNR
Provision
Other
Q4 2016
5.0% 1
2
2
2
2
3

Index 7 2015 Supervisory Severely Adverse Scenario Results 3 Page Risk Methodologies 8 Macro-Economic Scenario 13

Key Risks Captured in Stress Test Projections

Credit Risk
Potential for default or loss resulting from an obligor’s failure to meet the terms of any contract with the Corporation or any of its subsidiaries, or failure otherwise to perform as agreed. Credit risk arises from all activities where success depends on counterparty, issuer, or borrower performance.
Interest Rate Risk
Interest rate risk is the risk to earnings or capital arising from changes in interest rates. Interest rate risk arises from differences between the timing of rate changes and the timing of cash flows (re-pricing risk); from changing rate relationships among different yield curves affecting bank activities (basis risk); from changing rate relationships across the spectrum of maturities (yield curve risk); and from interest related options embedded in bank products (options risk).
Market Risk
Potential for loss resulting from changes in market prices of the assets or liabilities in the Corporation’s or in any of its subsidiaries’ portfolios.
Liquidity Risk
Potential for loss resulting from the Corporation or its subsidiaries not being able to meet their cash payment obligations as they come due. This could be a result of market conditions, the ability of the Corporation to liquidate assets or manage various funding sources.
Operational Risk
Possibility that inadequate or failed systems and internal controls or procedures, human error, fraud or external influences such as disasters, can cause loss. It includes the risk for those processes that have been outsourced to third parties, and for the inadequate use of models.
Compliance and
Legal Risk
Potential for loss resulting from violations of or non-conformance with laws, rules, regulations, prescribed practices, existing contracts or ethical standards.
Strategic Risk
Potential for loss arising from adverse business decisions or improper implementation of business decisions. Also, it incorporates how management analyzes external factors that impact the strategic direction of the Corporation, and incorporate such emerging risks within its strategies.
Reputational Risk
Potential for loss arising from negative public opinion.

Model and Risk Components Captured in Stress Test

Key risks captured
Model components
Capital
(Earnings)
1
Credit
2
Revenue and expense fluctuations generated by
business activities. Risks captured include:
•Interest risk
•Market risk
•Liquidity risk
•Operational risk
•Compliance and Legal risk
•Reputational risk
•Pre-provision net revenue model (“PPNR”) for
loans,  deposits, expense and income categories.
•Other than temporary  impairments (“OTTI”) on
Available for Sale and Held to Maturity securities,
mark to market losses related to the Trading
portfolio, potential losses on equity investments,
OREO related expenses, and HFS re-valuation
write-downs.
•Operational losses model
Credit risks impacted by:
•Probability of default
•Loan transition to different delinquency
status
•Loss given default
•Commitment utilization
•Credit models (Projections of net charge-offs,
reserves, and non-performing loan balances)

Model and Risk Components Captured in Stress Test

1
Risks embedded in earnings
–
Gains/losses on securities, Trading securities, Equity investments, OREO, HFS loans losses
Purpose
Estimated
future
impairment
and/or
valuation
losses
impacting
the
capital
base
for
other
assets
positions
(i.e.,
non-
loan
portfolio)
under
a
specified
macro-economic scenario.
Methodology
•Stressed OTTI write-downs due to credit losses are estimated at the security-level based on lifetime expected losses in security cash flows assuming rating downgrades based on the applicable macro-economic scenario.
• Non-US Agency trading securities are modeled for potential mark-to-market (“MTM”) losses due to widening of market spreads under the Federal
Reserve’s
macro-economic
stressed
scenario
of
BBB
corporate
spreads.
Quarterly
projected
MTM
losses/gains
due
to
stressed
credit
spreads
are
calculated based on duration approximation.
•OREO balances are calculated based on average life assumptions and estimated re-valuation write-downs. Existing OREOs are modeled for future depreciation of foreclosed asset values under the stress scenario. OREO operational expense is forecasted as a ratio of the OREO balance.
•SPVs and joint ventures equity loss is calculated by applying a property value depreciation percent to the assets owned by the entity. In the case of joint ventures, Popular’s capital base is impacted by its share of the underlying loss.
•Strategic equity investments equity pickup forecast deterioration are mainly driven by historical stress factors and other model assumptions, taking into consideration Popular’s equity participation.
Risks embedded in earnings
–
PPNR
Purpose
PPNR Model provides forecast of net interest income, non interest income and expenses by correlating macro-economic variables and interest rates with historical business activity data.
Methodology
• Net interest income is estimated for each scenario taking into consideration the contractual maturities and combining them with loan growth, deposit balances, and pricing forecasts based on each macro-economic scenario.
•
Assumptions for loan growth, pricing, deposit balances, non-interest income, and non-interest expense are determined using a bottom-up modeling framework constructed based on historical performance.  This model captures critical products/categories and projects them into the future based on a correlation of macro-economic factors under the specified economic scenarios. Results are subject to review and approval by management.
•The modeling approach has been implemented for the different deposit, loan, fee and expense categories considering the current size of the balance sheet or income statement item, granularity of data on specific drivers and data availability.

Model and Risk Components Captured in Stress Test

1
Credit risk model
Purpose
Provide the projection of future credit losses, charge-offs and ALLL based on the level of the Corporation’s exposure to credit risk within the loan portfolio.
Methodology
•A variety of models are used to project losses on loans. Estimated losses are a function of many factors, including historical performance, the forecasted economic scenarios, current credit characteristics, and credit quality ratings.
•Losses
from
the
accruing
loan
portfolio
are
projected
at
the
loan
level
using
an
expected
loss
modeling
framework,
where
future
charge-offs
are
estimated
as
a
function
of
quarterly
probability
of
default
(“PD”),
loss
given
default
(“LGD”)
and
exposure
at
default
(“EAD”).
Econometric
statistical
techniques
were
used
to
determine
and
estimate
relationships
between
PD
and
macro-economic
factors
for
each
loan
portfolio.
LGD
and
EAD
assumptions are based on the historical performance under similar macro-economic environment for each loan category, as applicable.
•NPLs and OREO properties are modeled separately, with a mark-to-market adjustment model for future additional charge-offs or expenses due to losses from the depreciation of underlying collateral value under the modeled scenarios.
• The Credit Model forecast also incorporates idiosyncratic risks particular to the Corporation into its stress testing process, including: (1) Puerto Rico government exposure, (2) potential losses due to further deterioration of the government’s fiscal condition, including a potential debt restructuring of any of its agencies, and (3) the potential impact of covered portfolio losses occurring after the expiration of the loss-share agreement with the
FDIC.
2
Risks embedded in earnings
–
Operational losses
Purpose
Estimated operational losses expected in each quarter under varying macro-economic conditions.
Methodology
•
Losses related to operational risk events are a component of PPNR and include losses resulting from inadequate or failed internal processes, people and systems, or from external events.
•Estimates for losses related to operational risk are a combination of various approaches, including scenario analysis, historical trends, and econometric techniques.  A combination of historical trends and econometric techniques are used to project recurrent events while scenario analysis is used to identify low-probability, high-severity loss events.

Index 12 2015 Supervisory Severely Adverse Scenario Results 3 Page Risk Methodologies 8 Macro-Economic Scenario 13

2015 DFAST Annual Supervisory Severely Adverse Scenario
The
Supervisory
Severely
Adverse
Scenario,
as
provided
by
the
Federal
Reserve,
reflects
a
substantial
weakening
in
global
economic
activity.
The
economic
variables
provided
show
large
reductions
in
asset
prices
and
increases
in
unemployment
rates,
among
other
negative
trends.
The
Federal
Reserve
provides
28
variables
(16
variables
for
the
U.S.
and
12
for
other
countries)
that
measure
economic
activity,
asset
prices
and
or
financial
conditions,
and
interest
rates
forecasted
over
a
13-quarter
horizon.
Popular’s
principal
market
is
Puerto
Rico.
As
part
of
the
DFAST
process,
the
Corporation
developed
a
tailored
set
of
economic
variables
that
are
more
reflective
of
the
Puerto
Rico
economy.
Forecasts
were
developed
for
the
economic
activity
index,
unemployment
rate
and
house
price
index
(HPI)
for
Puerto
Rico.
The
model
for
Puerto
Rico
specific
macro-economic
scenarios
is
based
on
scenarios
that
are
statistically
consistent
with
the
Federal
Reserve’s
U.S.
national
stress
scenarios
using
robust
statistical
techniques.
This
tailored
set
of
economic
variables
have
historically
demonstrated
the
highest
correlation
with
our
Puerto
Rico
based
banking
business.
The
table
below
represents
the
comparison
between
the
Federal
Reserve
provided
hypothetical
scenarios
and
those
developed
internally
and
used
for
the
Puerto
Rico
stress
scenario.
Note:
For a complete description of the 2015 Supervisory Severely Adverse Scenario, refer to the Federal Reserve’s
“2015 Supervisory Scenarios for Annual Stress Tests Required under the Dodd-Frank Act Stress Testing Rules and the Capital
Plan Rule” (October 23, 2014) .
13
1
FED U.S. CCAR Economic Activity Indicator refers to US Real GDP. For Puerto Rico, the Economic Activity Indicator refers to GNP using the Government Development Bank’s Economic Activity Index as a proxy.
2
The US House Price Index is based on the CoreLogic house price index, seasonally adjusted by the Federal Reserve (the “US HPI”) and the PR House Price Index is based on the Federal Housing Finance Agency  HPI index, purchase-
only, seasonally adjusted (the “PR HPI”). The peak-to-trough decline in the US HPI was 45% during the last cycle (2006-2014) compared to 28% for the PR HPI.
Economic Activity Indicator
1
House Price Index Growth
2
Unemployment Rate
Federal Reserve U.S. CCAR
-1.1%
-12.1%
9.2%
Puerto Rico
-3.3%
-9.5%
18.8%
9-Quarter Average

2015 Annual Stress Test Disclosure Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario June 2015